Filed pursuant to Rule 497(e) of the Securities Act of 1933, as amended 1933 Act File No. 333-168569

EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX BH-DG STRATEGY FUND

(THE “FUND”)

Supplement dated June 1, 2016 to the Prospectus for the Fund dated February 1, 2016 (“Prospectus”) and Summary Prospectus dated February 1, 2016 (“Summary Prospectus”), each as may be amended or supplemented from time to time.

The information in this supplement updates and amends certain information contained in the Prospectus and Summary Prospectus for the Fund and should be read in conjunction with such documents.

The fee table and accompanying footnotes with respect to the Fund and the related Expense Example in the Fund’s Prospectus and Summary Prospectus under the heading “Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Wire Redemption Fee	$15.00	(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (2)	0.75%
Distribution and/or Service (12b-1) Fees	None
Total Other Expenses (3)	170.13%
Other Expenses (3)	170.12%
Interest Expenses	0.01%

Total Annual Fund Operating Expenses (4)	170.88%

Fee Waiver and/or Expense Reimbursement (4)	(169.77)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (4)	1.11%

(1)	The Fund’s transfer agent charges this fee for each wire redemption.

(2)	“Management Fees” include a management fee paid to Equinox Institutional Asset Management, LP (the “Adviser”) by the Subsidiary (“Subsidiary”) (as defined herein) at the annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking may not be terminated by the Adviser as long as the investment advisory agreement between the Subsidiary and the Adviser is in place unless the Adviser obtains the prior approval of the Fund’s Board of Trustees.

(3)

This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management Fees”. “Other Expenses” include expenses of the Fund’s Subsidiary. “Other Expenses” does not include direct costs associated with any over-the-counter derivatives that provide the Fund with exposure to the BH-DG Program (as defined below), which is the primary manner in which the Fund intends to gain exposure to the BH-DG Program. Costs associated with such derivative instruments include any fee paid to the Fund or Subsidiary’s counterparty and the fees and expenses associated with BH-DG Program referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. Based on an average notional amount of the over-the-counter derivatives of approximately 100% of Fund assets during the fiscal year that ended on September 30, 2015, the Fund indirectly was subject to estimated counterparty fees of approximately 0.35% (annualized) of Fund assets. These fees may be subject to fluctuation depending on prevailing interest rates and the degree to which such over-the-counter derivatives are employed. During the fiscal year, the aggregate weighted average management fees and weighed average incentive/performance fees of the BH-DG Program in which the Subsidiary invested, both directly and indirectly through over-the-counter derivatives, were approximately 1.0% of BH-DG Program notional exposure and up to 15% of BH-DG Program trading profits, respectively. The Fund’s average notional exposure to the BH-DG program during the fiscal year was approximately 100% of

Fund assets. Incentive/performance fees cannot be meaningfully estimated for any fiscal year of the Fund but generally range from 0% to 20% of the trading profits of the BH-DGProgram. The performance of the Fund is net of all such embedded management and incentive/performance fees. Investors should note that the level of prevailing interest rates will fluctuate from time to time. To the extent that such interest rates increase above current levels, the cost of the Fund’s investment in swaps and other over-the-counter derivatives will increase.

(4)	The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 1.10% of the Fund’s average daily net assets. This expense limitation will remain in effect until January 31, 2017 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. Following the expiration of the contractual fee waiver above, the Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses, (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 2.00% of the Fund’s average daily net assets. This expense limitation will remain in effect until at least January 31, 2027 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. The fee table reflects only expense limitations in effect until January 31, 2017. No recoupment by the Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount.

Expense Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $25,000 (minimum initial investment) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$283	$1,358	$2,499	$5,664

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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